J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Diversified Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated October 15, 2019

to the Summary Prospectuses and Prospectuses dated November 1, 2018, as supplemented

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the JPMorgan Diversified Fund (the “Fund”) is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed Fund Since	Primary Title with Investment Sub-Adviser
Jeffrey A. Geller	2019	Managing Director
Morgan M. Moriarty	2019	Vice President

In addition, the “The Funds’ Management and Administration — The Portfolio Managers — Diversified Fund” section is deleted in its entirety and replaced with the following:

Diversified Fund

The Diversified Fund utilizes a team-based portfolio management approach and is managed by JPMIM’s Multi-Asset Solutions team (MAS). The lead portfolio managers who are primarily responsible for management and oversight of the Fund are Jeffrey A. Geller, Managing Director and CFA charterholder, and Morgan M. Moriarty, Vice President and CFA charterholder. Together with a team of portfolio managers and investment professionals, they establish the strategic asset allocation of the Fund and focus on portfolio construction, investment strategy selection and global tactical asset allocation (GTAA) for the Fund, which is comprised of underlying equity and fixed income strategies. As CIO for the Americas of MAS and an employee of JPMIM since 2006, Mr. Geller has investment oversight responsibility for the Fund. Ms. Moriarty is a portfolio manager in MAS and an employee of JPMIM since 2011. Ms. Moriarty focuses on asset allocation, portfolio construction, manager selection, and GTAA across multi-asset class portfolios.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-DIV-1019